                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] Definitive Additional Materials
[X] Definitive Proxy Statement              [ ] Confidential, for Use of the
[ ] Soliciting Material under Rule 14a-12       Commission Only (as permitted
                                                by Rule 14a-6(e) (2))

                          CORRECTIONAL PROPERTIES TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 24, 2003



TO THE HOLDERS OF COMMON SHARES OF BENEFICIAL INTEREST:

The Annual Meeting of the Shareholders of Correctional Properties Trust, a Maryland real estate investment trust (the Trust), will be held on April 24, 2003, at 2:00 p.m. local time at The Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida 33410, for the purpose of considering and acting on the following matters:

(1) the election of three trustees, each to serve for a three-year term and until their successors are duly elected and qualify;

(2) the ratification of the appointment of Ernst & Young LLP to be the independent certified public accountants of the Trust for the fiscal year 2003; and

(3) the transaction of any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 7, 2003, are entitled to notice of and to vote at the Annual Meeting.


         ALL SHAREHOLDERS ARE URGED EITHER TO ATTEND THE ANNUAL MEETING
                     AND VOTE IN PERSON OR TO VOTE BY PROXY.

You are requested to promptly sign and mail the enclosed proxy, which is being solicited on behalf of the Board of Trustees, regardless of whether you expect to be present at this meeting. A postage-paid return envelope is enclosed for that purpose. If you attend the meeting in person, you may, if you wish, revoke your proxy and vote in person.

By order of the Board of Trustees,

David J. Obernesser
Vice President, Chief Financial Officer, Secretary and Treasurer

                          CORRECTIONAL PROPERTIES TRUST
                          3300 PGA BOULEVARD, SUITE 750
                        PALM BEACH GARDENS, FLORIDA 33410
                                 (561) 630-6336

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2003



GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Correctional Properties Trust, a Maryland real estate investment trust (the Trust), for the Annual Meeting of Shareholders to be held at The Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida 33410 at 2:00 p.m. local time on April 24, 2003, or at any adjournments or postponements thereof. If the enclosed Proxy Card is executed properly and returned, the shares represented will be voted in accordance with your instructions. If no instructions are given, the shares represented by the Proxy Card will be voted as follows:

(1)  For the election of George R. Wackenhut, Anthony P. Travisono and Clarence
     E. Anthony as trustees of the Trust, each for a three-year term and until their successors are duly elected and qualify;

(2) For the proposal to ratify the appointment of Ernst & Young LLP as the independent certified public accountants of the Trust for fiscal year 2003; and

(3) In the discretion of the Proxies on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

This Proxy Statement and accompanying form of proxy are being mailed on or about March 28, 2003.

Only shareholders of record at the close business on March 7, 2003 (the Record
Date), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 7,428,550 common shares of beneficial interest, par value $.001 per share, of the Trust (the Common Shares) outstanding, each entitled to one vote at the Annual Meeting.

The presence, in person or by proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Maryland law, abstentions will count towards the presence of a quorum but are not counted as votes cast and will have no effect on the votes for the election of trustees or the proposal to ratify the appointment of Ernst & Young LLP.

Any person giving a proxy has the power to revoke it at any time before it is exercised by written notice to the Trust, by executing a proxy having a later date or by attending the Annual Meeting and voting in person. Attendance at the meeting without voting will not revoke a previously delivered proxy.

The cost of preparing, assembling and mailing this Proxy Statement will be borne by the Trust.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

The Board of Trustees is currently comprised of eight members consisting of three classes of trustees. Class I and Class II have three trustees each and Class III has two trustees. Each year, one class of trustees is elected to serve a three-year term. Unless instructed otherwise, the persons named on the accompanying Proxy Card will vote for the election of the nominees for election to the Board of Trustees, Clarence E. Anthony, Anthony P. Travisono, and George
R. Wackenhut, to serve for the ensuing three-year period and until their successors are duly elected and qualify. All three of the nominees are presently Class II Trustees who were elected in 2000.

In September 2002, Robert R. Veach, Jr. was unanimously elected by the Board of Trustees to serve as Chairman of the Board of Trustees following the resignation of George C. Zoley, as Chairman of the Board of Trustees. Robert R. Veach, Jr. has been a trustee since the Trust's initial public offering in April 1998, and previously served as Chairman of the Audit Committee. As a result of Dr. Zoley's resignation from the Board of Trustees, there is currently one vacancy on the Board. The Board of Trustees has not yet made a determination whether to fill this vacancy. Proxies cannot be voted for a greater number of persons than the number of nominees named.

If any nominee for trustee is unable to serve or will not serve, which management has no reason to believe will be the case, the shares represented by the enclosed Proxy Card will be voted for any such replacement or substitute nominee as may be nominated by the Board of Trustees. The following table sets forth the nominees and other members of the Board of Trustees. With respect to each trustee, the table sets forth the age, position presently held with the Trust, the year in which the trustee's current term will expire and the year the trustee first became a trustee of the Trust.



                                                                                       Year Term     Initial Election
Name                              Age     Position With The Trust                     Will Expire      To The Board
------------------------------- --------- ----------------------------------------- ---------------- -----------------
Clarence E. Anthony                43     Trustee                                        2003              1998
Anthony P. Travisono               77     Trustee                                        2003              1998
George R. Wackenhut                83     Trustee                                        2003              1998
Charles R. Jones                   54     President,   Chief  Executive   Officer,       2004              1998
                                          Assistant Secretary and Trustee
James D. Motta                     47     Trustee                                        2004              1998
Robert R. Veach, Jr.               52     Chairman of the Board                          2005              1998
Richard R. Wackenhut               55     Vice-Chairman of the Board                     2005              1998
William M. Murphy                  52     Trustee                                        2005              1998


TRUSTEES UP FOR ELECTION

Mr. Clarence E. Anthony has been the President and Chief Executive Officer of Emerge Consulting Corporation, a government contracts consulting and marketing firm located in South Bay, Florida, since October 1997. Prior thereto, Mr. Anthony was the Director, Client Management Services of CH2M Hill, a government consulting firm located in West Palm Beach, Florida from 1995-1997, where his duties included developing and implementing tactical action plans for client procurements. From 1992 to 1995, Mr. Anthony served as Vice President of William
R. Hough & Company, an investment banking firm in Palm Beach Gardens, Florida, where he was responsible for developing financial strategies for municipal capital projects. Mr. Anthony is a former President of the Florida League of Cities and past President of the National League of Cities. He has been the Mayor of South Bay, Florida since 1984, and serves on the Board of Directors of the National Conference of Black Mayors.

Mr. Anthony P. Travisono has been on the graduate extension faculty at Salve Regina University in Rhode Island since 1995. He serves as an international consultant on correctional issues. From 1974 to 1991, Mr. Travisono was Executive Director of the American Correctional Association. His career in the correctional field extends over 50 years, during which Mr. Travisono has been Director, Rhode Island Department of Corrections; Director, Rhode Island Department of Social Welfare; Superintendent, Iowa Training School for Boys; and Superintendent, Rhode Island Training School for Boys. He serves on the Advisory Committee for Women at the Rhode Island Department of Corrections, and on the Advisory Committee for the Rhode Island Salvation Army Rehabilitation Center, and he is past President of New Time, a halfway house for male felons. Mr. Travisono is a 1950 graduate of Brown University, and received a Master's Degree in Social Work from Boston University in 1953. Mr. Travisono served as a Director of Wackenhut Corrections from April 1994 to February 1998.

Mr. George R. Wackenhut is founder of The Wackenhut Corporation, the parent company of Wackenhut Corrections. Mr. Wackenhut was Chairman of both The Wackenhut Corporation and Wackenhut Corrections Corporation until his retirement in May of 2002. Mr. Wackenhut also served as President of The Wackenhut Corporation from the time of its founding in 1955 until 1986. Prior to that, Mr. Wackenhut had been a Special Agent of the Federal Bureau of Investigation from 1951 to 1954. He received a Bachelor of Science Degree from the University of Hawaii and a Master of Education Degree from Johns Hopkins University. Mr. Wackenhut is on the Dean's Advisory Board of the University of Miami School of Business, the National Council of Trustees, Freedom Foundation at Valley Forge, the President's Advisory Council for the Small Business Administration, Region IV, and is a member of the National Board of the National Soccer Hall of Fame. Mr. Wackenhut is a past member of the Law Enforcement Council, National Council on Crime and Delinquency, and the Board of Visitors of the United States Army Military Police School. Mr. Wackenhut was awarded the Labor Order of Merit, First Class, from the government of Venezuela in 1999. He received the distinguished Ellis Island Medal of Honor from the National Ethnic Coalition of Organizations in 1999. Also in 1999, he was inducted into the West Chester University Hall of Fame and the Athlete's Hall of Fame in his home county, Delaware County, PA. He has been named a Distinguished Alumnus by West Chester University (1979), the University of Hawaii (1987), and Johns Hopkins University
(2000). His son, Richard R. Wackenhut, is a Trustee of the Company.

CONTINUING TRUSTEES

Mr. Charles R. Jones has served as President and Chief Executive Officer and as a trustee of the Trust since February 1998. Mr. Jones previously served as Senior Vice President, Business Development of Wackenhut Corrections from 1996 to 1998, where he was responsible for all phases of business development and marketing, including legislative initiatives, proposal development, facility finance and acquisition strategies, and contract negotiations. Previously, Mr. Jones was a senior investment banker specializing in structured finance with Rauscher, Pierce, Refsnes, Inc., in Dallas, Texas. Mr. Jones practiced with Peat, Marwick, Mitchell & Co., as a certified public accountant in Denver, Colorado, specializing in the taxation of commercial real estate and financial institutions. Mr. Jones received a B.B.A. in Accounting from the University of Colorado.

Mr. James D. Motta is President and Chief Executive Officer of St. Joe/ARVIDA Company, Inc. (Arvida), a master plan community development company with a 43-year history of creating master-planned communities nationwide. An Arvida executive with more than 20 years experience, Mr. Motta is responsible for the operations of Arvida's activities in Florida, Georgia and North Carolina. His other positions with Arvida have included President of Community Development, and most recently Executive Vice President and Chief Operating Officer for Arvida. Mr. Motta is a graduate of the University of Florida.

Mr. Robert R. Veach, Jr., a trustee since 1998, was elected Chairman of the Board of Trustees of the Trust in September 2002, and is an attorney in private practice in Dallas, Texas, specializing in corporate law and structured finance. Mr. Veach received a J.D. from Southern Methodist University, and a B.S. in Accounting from Arizona State University. From 1987 to 1997, Mr. Veach was a Senior Shareholder of the law firm of Locke Purnell Rain Harrell, a professional corporation, and represented clients in financial transactions including mortgage and asset securitization, mortgage loan purchase and servicing, structured lease transactions and collateralized debt offerings. From 1983 to 1987, Mr. Veach was an officer of Rauscher Pierce Refsnes, Inc., responsible for its asset and mortgage-backed securities investment banking activities. He has participated in over $15 billion in secured debt and real estate transactions. Previously, Mr. Veach was an officer of a national real estate finance firm where he was involved with administration of tax exempt mortgage revenue bond housing programs, origination of residential and commercial mortgage-backed pass-through securities, and participation in the pension and institutional real estate advisory group. From 1975 to 1980, Mr. Veach was a law clerk to a United States District Court and Court of Appeals Judge and an attorney with Locke Purnell.

Mr. Richard R. Wackenhut is Vice-Chairman of the Board of Trustees of the Trust. Mr. Wackenhut serves as Director and Chief Executive Officer of The Wackenhut Corporation (TWC). He was President of TWC from February 2000 to May 2002, and was Chief Operating Officer of TWC from 1986 to 2000. He was formerly Senior Vice President of Operations of TWC from 1983-1986. He was Manager of Physical Security of TWC from 1973-74. He also served as Manager of Development at TWC Headquarters from 1974-76; Area Manager of TWC, Columbia, SC from 1976-77; District Manager, Columbia, SC from 1977-79; Director, Physical Security Division at TWC Headquarters 1979-80; Vice President of Operations of TWC from 1981-82, and Senior Vice President, Domestic Operations from 1982-83. Mr. Wackenhut is a member of the Board of Directors of TWC, a subsidiary of Group 4 Falck; Former Director of Wackenhut Corrections Corporation (Wackenhut Corrections); and a Director of several domestic subsidiaries of TWC. He is the former Vice Chairman of Associated Industries of Florida and a former member of The Citadel Advisory Council, and presently serves on the Board of the Citadel's School of Business Administration. He is also a member of the American Society for Industrial Security, a member of the International Security Management Association, and a member of the International Association of Chiefs of Police. He received his B.A. Degree from The Citadel in 1969, and completed the Advanced Management Program of Harvard University School of Business Administration in 1987. Mr. Wackenhut is the son of George R. Wackenhut, who also serves as a Trustee of the Trust.

Mr. William M. Murphy has been a self-employed real estate developer and investor in Ft. Lauderdale, Florida since 1984. He also presently serves as President of Douglas Management & Realty. From 1975-84, he was a Vice President with Chase Manhattan Bank specializing in real estate workouts and construction lending. Prior to 1975, he was employed by Travers Associates performing real estate feasibility studies. He earned a Master's Degree in Urban Planning from New York University and a Bachelor's Degree in Civil Engineering from the National University of Ireland.

EXECUTIVE OFFICER

Mr. David J. Obernesser has served as Vice President, Secretary and Chief Accounting Officer of the Trust since May 2001. Effective January 2002, Mr. Obernesser also became Chief Financial Officer and Treasurer of the Trust. Prior to joining the Trust, Mr. Obernesser served from 1998 to 2001 as Controller of Global Technovations, Inc., where he was responsible for financial reporting and SEC compliance. Previously, Mr. Obernesser was the Controller for Ocwen Asset Investment Corp. in 1998, and Assistant Controller for Beacon Properties Corporation from 1994 to 1998. Mr. Obernesser also practiced for three years with Blum, Shapiro & Company, a public accounting firm. Mr. Obernesser received in 1988 a B.S. in Business Administration from Bryant College in Smithfield, Rhode Island.

VOTE REQUIRED AND BOARD RECOMMENDATION

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by the holders of the Common Shares present at the Annual Meeting in person or by proxy is necessary for the election of a trustee. There are no cumulative voting rights with respect to the election of trustees.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR TRUSTEE. PROXY CARDS PROPERLY EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

BOARD AND COMMITTEE MEETINGS

The Board of Trustees held five meetings and acted once by unanimous written consent during the past fiscal year. All trustees attended at least 75% of such meetings and at least 75% of the meetings of each of the committees on which they served during the period that they served as trustees.

INDEPENDENT COMMITTEE

The Trust has an Independent Committee, which consists solely of all of the Independent Trustees. The members of the Independent Committee during fiscal 2002 were Clarence E. Anthony, Anthony P. Travisono, James D. Motta, Robert R. Veach, Jr. and William M. Murphy. The selection of operators for the Trust's properties and the entering into or consummation of any agreement or transaction with The Wackenhut Corporation or Wackenhut Corrections Corporation or their respective affiliates must be approved by the Independent Committee.

NOMINATING AND CORPORATE GOVERANCE COMMITTEE

On January 23, 2003, the Board of Trustees formed a Nominating and Corporate Governance Committee, which consists of three independent trustees. The members of the Nominating and Corporate Governance Committee are Robert R. Veach, Jr., Clarence E. Anthony, and William M. Murphy. This committee, which has not held a meeting, was formed to monitor and provide oversight on corporate governance matters, as well as make recommendations to the Board of Trustees concerning governance principles.

It is anticipated that the Board of Trustees will delegate to the Nominating and Corporate Governance Committee the responsibility and authority to recommend nominees for election to the Board of Trustees. If so, the committee will consider nominees recommended by shareholders. To make such nominations, shareholders must (with a limited exception) give written notice to the Secretary of the Trust not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. The notice must set forth all information relating to such nominee or nominees that is required to be disclosed in solicitations for proxies under Regulation 14A of the Securities Exchange Act of 1934, as amended, and must state the name and address of the shareholder and the number of shares owned by the shareholder beneficially and of record.

AUDIT COMMITTEE

The Trust has an Audit Committee (the Audit Committee) whose members during fiscal 2002 were William M. Murphy (Chairman), Robert R. Veach, Jr., and James
D. Motta. William M. Murphy was unanimously elected by the Board of Trustees to succeed Robert R. Veach, Jr. as Chairman of the Audit Committee in September 2002. In September 2002, Robert R. Veach, Jr. was unanimously elected by the Board of Trustees to serve as Chairman of the Board of Trustees following the resignation of George C. Zoley, as Chairman of the Board of Trustees.

The Audit Committee operates under a written charter adopted by the Board of Trustees and which is included as Appendix 1 to this Proxy Statement. All of the members of the Audit Committee are independent, non-employee trustees. The Audit Committee is responsible for the appointment and compensation of the independent public accountants. The Audit Committee reviews with the independent public accountants the plans and results of the audit engagement, approves allowable non-audit professional services provided by the independent public accountants and reviews the adequacy of the Trust's internal accounting controls.

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Trustees of Correctional Properties Trust (the Trust) is composed of three independent trustees (as defined by the rules of the New York Stock Exchange), and operates under a written charter adopted by the Board of Trustees. The Audit Committee held seven meetings during the last fiscal year. The Audit Committee meets separately with the Chief Financial Officer and the Trust's independent public accountants, Ernst & Young LLP (Ernst & Young), at selected meetings. The Audit Committee is responsible for the selection of the Trust's independent accountants, which selection is being submitted to the shareholders for ratification (although not required by the Trust's Bylaws).

Management has primary responsibility for the Trust's financial statements and the financial reporting process, including the internal controls. Ernst & Young is responsible for performing an independent audit of the Trust's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Ernst & Young. Management represented to the Audit Committee that the Trust's consolidated financial statements for the fiscal year ended December 31, 2002 (the 2002 Financial Statements) were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited 2002 Financial Statements with management and Ernst & Young. The Audit Committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Ernst & Young provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with Ernst & Young its independence from the Trust.

Based on the Audit Committee's review and discussions of the matters referred to above, the Audit Committee recommended to the Board of Trustees that the audited 2002 Financial Statements be included in the Trust's Annual Report on Form 10-K, for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission. The Audit Committee and the Board of Trustees have also recommended to the shareholders ratification of the selection of Ernst & Young as the Trust's independent auditors.

William M. Murphy, Chairman
Robert R. Veach, Jr.
James D. Motta

COMPENSATION COMMITTEE

The Trust has a Compensation Committee (the Compensation Committee), whose members during fiscal 2002 were Clarence E. Anthony, Chairman, Anthony P. Travisono, and James D. Motta.

The Compensation Committee met once during 2002.

In January of 2002, the Compensation Committee formally evaluated the performance of the Chief Executive Officer and Chief Financial Officer. The three members of the Compensation Committee are independent, non-employee Trustees who are not eligible to participate in any of the executive compensation programs. Among its other duties, the Compensation Committee is responsible for determining the annual remuneration for all executive officers, including the Chief Executive Officer, and overseeing the Trust's compensation plans for key employees.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

The Compensation Committee (the Compensation Committee) of the Board of Trustees of Correctional Properties Trust (the Trust) seeks to provide, through its administration of the Trust's compensation program, salaries and benefits that are competitive and incentives that are primarily related to corporate performance. The components of the compensation program are base salary and annual incentive bonuses.

Base salary is the fixed amount of total annual compensation paid to executives on a regular basis during the course of the fiscal year. Management of the Trust determines a salary for each senior executive position, other than the Chief Executive Officer, that it believes is appropriate to attract and retain talented and experienced executives. The starting point for this analysis is each officer's base salary for the immediately preceding fiscal year. From time to time, management and the Compensation Committee obtain reports from independent organizations concerning compensation levels for reasonably comparable companies. This information is used as a market check on the reasonableness of the compensation packages.

The Compensation Committee reviews and adjusts the salaries, as it deems appropriate. In establishing the base salary for each officer, including that of the Chief Executive Officer, the Compensation Committee evaluates numerous factors, including the Trust's operating results, net income trends and market performance, as well as comparisons with financial and stock performance of other companies, including those that are in competition with the Trust. In addition, data developed as a part of the strategic planning process, but which may not directly relate to corporate profitability, are utilized as appropriate.

The Summary Compensation Table set forth in the Trust's Proxy Statement for its Annual Meeting of Shareholders to be held in 2003 shows the salary paid to the Chief Executive Officer in 2002. The Compensation Committee considered a number of factors in determining the compensation to be paid to the Trust's Chief Executive Officer, including levels generally paid to executives in the Trust's industry, the capabilities of the Chief Executive Officer and his projected contribution to the Trust's performance on a short and long-term basis.

The Trust also maintains a Share Incentive Plan for executive officers, including the Chief Executive Officer. Participants receive stock incentive grants based upon their overall contribution to the Trust. Such grants are at market value at the time of grant and have variable vesting periods in order to encourage retention of executive officers.

Clarence E. Anthony, Chairman
Anthony P. Travisono
James D. Motta

EXECUTIVE COMPENSATION

The following table shows remuneration paid or accrued by the Trust during the fiscal year ended December 31, 2002 to the Trust's Chief Executive Officer, and to all other executive officers of the Trust whose total compensation during the last fiscal year exceeded $100,000.

SUMMARY COMPENSATION TABLE




                                                                                          Long-Term Compensation
                                                                                      --------------------------------
                                                                                          Awards
                                                                                        Securities
                                                                      Other Annual      Underlying       All Other
Name and Principal                                                    Compensation    Options / SARS    Compensation
Position                      Year      Salary ($)      Bonus ($)          ($)              (#)             ($)
--------------------------- ---------- -------------- -------------- ---------------- ---------------- ---------------
Charles R. Jones              2002       $267,000        $80,100            --            40,000              --
President and Chief           2001       $242,000        $72,600            --            30,000              --
Executive Officer             2000       $225,000        $67,500            --            50,000              --

David J. Obernesser           2002       $100,000        $25,000            --            10,000              --
Vice President and Chief      2001        $47,385        $20,000            --             5,000              --
Financial Officer             2000         -----          -----           ----             ----             ----

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth the options / SARs granted in the last fiscal year.


                                                               Individual Grants
                          --------------------------------------------------------------------------------------------
                             Number of         % of Total
                             Securities      Options / SARs
                             Underlying        Granted To        Exercise or
                           Options / SARs     Employees In       Base Price         Expiration         Grant Date
Name                          Granted          Fiscal Year       ($ / Share)           Date           Present Value
------------------------- ----------------- ------------------ ---------------- ------------------- ------------------
Charles R. Jones             40,000 (1)            80%             $18.13        January 22, 2012    $85,600 (1) (2)

David J. Obernesser          10,000 (1)            20%             $18.13        January 22, 2012    $21,400 (1) (2)


(1) These options vested immediately as to one-fourth of the total and vest as to the remaining shares ratably on the first, second, and third anniversary of the grant date.

(2) Based on present value of $2.14 per share determined under the Black-Scholes' pricing model. Assumptions used are as follows: 2002


                      Discount Interest Rate                                        5.00%
                      Expected Life (Years)                                           8
                      Expected Volatility                                           32.5%
                      Quarterly Dividend Rate                                        8.8%


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth the aggregate options/SARs exercised in the last fiscal year and their respective values.


                             Shares                       Number of Securities             Value of Unexercised
                            Acquired                     Underlying Unexercised           In-the-Money Options at
                               On          Value       Options at Fiscal Year-End             Fiscal Year-End
                            Exercise     Realized    -------------------------------- --------------------------------
                               (#)          ($)       Exercisable     Unexercisable     Exercisable    Unexercisable
                           ------------ ------------ --------------- ---------------- ---------------- ---------------
Charles R. Jones             17,000     $135,513        150,500          57,500          $670,831         $399,006

David J. Obernesser             --           --          5,000           10,000           $31,625         $49,475


The following table sets forth the estimated annual benefits payable under the Senior Executive Retirement Plan (Retirement Plan) to an employee upon retirement at age 65 and reflects an offset by social security benefits.

                               PENSION PLAN TABLE


      Remuneration                                               Years Of Service
--------------------------    ----------------------------------------------------------------------------------------
 Assumed Average Annual          (Estimated Annual Retirement Benefits For Years of Credited Service Shown Below)
    For 5-Year Period         ----------------------------------------------------------------------------------------
  Preceding Retirement              10             15             20              25             30           35
--------------------------    --------------- -------------- -------------- --------------- ------------- ------------
          $125,000                 $6,500         $17,750        $29,000        $40,250        $40,250       $40,250
           150,000                 11,000          24,500         38,000         51,500         51,500        51.500
           175,000                 15,500          31,250         47,000         62,750         62,750        62,750
           200,000                 20,000          38,000         56,000         74,000         74,000        74,000
           225,000                 24,500          44,750         65,000         85,250         85,250        82,250
           250,000                 29,000          51,500         74,000         96,500         96,500        96,500
           300,000                 38,000          65,000         92,000        119,000        119,000       119,000
           400,000                 56,000          92,000        128,000        164,000        164,000       164,000
           500,000                 74,000         119,000        164,000        209,000        209,000       209,000


Mr. Jones, who is currently the only eligible participant, has 6 years of credited service under the Retirement Plan.

The Retirement Plan is a defined benefit plan and, subject to certain maximum and minimum provisions, bases pension benefits on a percentage of the employee's final average annual salary, not including bonus (earned during the employee's last five years of credited service) times the employee's years of credited service. Benefits under the Retirement Plan are offset by social security benefits. The estimated annual retirement benefits in the above pension plan table have been reduced by estimated social security benefits of $16,000 per year. Generally, a participant's benefits will vest upon the completion of ten years of service. The amount of benefit increases for each full year beyond ten years of service except that there are no further increases after twenty-five years of service.

TRUSTEES' COMPENSATION

During fiscal year 2002, Trustees who are not executive officers of the Trust were paid $2,500 quarterly, and $1,000 for each Trustees' meeting attended. In addition, Trustees who are not executive officers of the Trust receive $500 for each committee meeting attended as a committee member, and $750 for each committee meeting attended as committee Chairman on days that the full Board does not also convene. The Trust grants to each Trustee, who is not an executive officer of the Trust, an option to purchase from the Trust 5,000 Common Shares upon appointment to the Board of Trustees and options to purchase up to 2,000 Common Shares annually. The options granted to the Trustees who are not executive officers of the Trust, fully vest on the date of grant. The Trust paid no other compensation to Trustees who are not executive officers of the Trust or their affiliates during 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2002, the members of the Compensation Committee of the Board participated in deliberations concerning executive officer compensation. None of the members of the Compensation Committee of the Board served as an executive officer or a member of the compensation committee (or equivalent committee) of another entity whose executive officers or directors served on the Board of Trustees of the Trust. None of the executive officers who are members of the Board participated in discussions with respect to issues relating to their own compensation.

PRINCIPAL SHAREHOLDERS OF THE COMPANY

The following table shows the number of Common Shares that were beneficially owned as of March 7, 2003, by each named executive officer, by Trustees and Trustee nominees and executive officers as a group, and by each person or group who was known by the Trust to beneficially own more than 5% of the Trust's outstanding Common Shares.



                                                                                     Common Stock
                                                                           ---------------------------------
                                                                             Amount & Nature      Percent
                                                                              Of Beneficial          Of
        Name and Address of Beneficial Owner (1)                            Ownership (A) (B)      Class
        ------------------------------------------------------------------ --------------------- -----------
        Charles R. Jones                                                            209,134 (2)        2.7%
        George R. Wackenhut                                                         115,000 (3)        1.5%
        Richard R. Wackenhut                                                        115,000 (3)        1.5%
        Anthony P. Travisono                                                         20,000 (4)           *
        Clarence E. Anthony                                                          15,509 (4)           *
        James D. Motta                                                               15,900 (4)           *
        William M. Murphy                                                            17,500 (5)           *
        Robert R. Veach, Jr.                                                         16,000 (4)           *
        David J. Obernesser                                                          10,000 (6)           *

        All Executive Officers and Trustees As A Group (9 Persons)                      534,043        6.8%

        Goldman Sachs Asset Management                                                  411,793        5.5%
        32 Old Slip, New York, NY   10005

        Barclays Global Investors, N.A.                                                 392,065        5.3%
        45 Freemont Street, San Francisco, CA   94105


-----------
*    Beneficially owns less than 1%

(1) Unless provided otherwise, the business address of each beneficial owner is 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida, 33410.

(2) Includes options to purchase 188,000 Common Shares, which have vested. Does not include options to purchase 50,000 Common Shares, which have not vested.

(3)  Includes options to purchase 90,000 Common Shares, which have vested.

(4)  Includes options to purchase 15,000 Common Shares, which have vested.

(5)  Includes options to purchase 11,000 Common Shares, which have vested.

(6) Includes options to purchase 10,000 Common Shares, which have vested. Does not include options to purchase 15,000 Common Shares, which have not vested.

     (A) Information concerning beneficial ownership was furnished by the persons named in the table or derived from documents filed with the Securities and Exchange Commission

     (B) Total shares include options that are immediately exercisable and options exercisable within 60 days.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2002 regarding the Company's compensation plans under which equity securities are authorized for issuance.


                                                                                             Number of Securities
                                                                             Weighted      Remaining Available For
                                                Number of Securities To      Average        Issuance Under Equity
                                                  Be Issued Upon The         Price of         Compensation Plans
                                               Exercise Of Outstanding     Outstanding       Excluding Securities
                                                        Options              Options       Reflected in Column (A)
                                               -------------------------- --------------- ---------------------------
Plan Category                                             (a)                  (b)                   (c)
-------------                                             ---                  ---                   ---

Equity Compensation Plans Approved by
Security Holders                                      623,100            $      18.32                 202,250

Equity Compensation Plan Not Approved
by Security Holders                                        --                      --                      --
                                                 ------------            ------------            ------------
Total                                                 623,100            $      18.32                 202,250
                                                 ============            ============            ============


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
CORRECTIONAL PROPERTIES TRUST, NAREIT-ALL, S & P 500 AND RUSSELL 2000 INDEXES

PERFORMANCE GRAPH

The following performance graph compares the Trust's share price performance to the Russell 2000 Stock Price Index, the S&P 500 and the published National Association of Real Estate Investment Trusts (NAREIT) All Equity Index (excluding Health Care REITs). The graph assumes that $100 was invested on April 23, 1998, in each of the Trust's common shares, the Russell 2000, the S & P 500 and the NAREIT All Equity Index, and that all dividends were reinvested. THERE CAN BE NO ASSURANCE THAT PERFORMANCE OF THE TRUST'S SHARES WILL CONTINUE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW.

                                    [GRAPH]


                                      Dec. 31, 1998    Dec. 31, 1999   Dec. 31, 2000    Dec. 31, 2001   Dec. 31, 2002
                                      -------------    -------------   -------------    -------------   -------------
Correctional Properties Trust           $     93.55      $     69.95     $     63.14      $    122.31     $    169.76

S & P 500                               $    112.84      $    136.59     $    124.15      $    113.99     $     85.21

Russell 2000                            $     88.62      $    107.55     $    104.42      $    107.23     $     85.25

NAREIT - ALL                            $     84.34      $     78.87     $     99.30      $    114.67     $    120.66


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the organization of the Trust and the consummation of the Trust's initial public offering on April 28, 1998 (the Offering), the Trust entered into a series of contractual arrangements with Wackenhut Corrections. Dr. George C. Zoley, who resigned from the Trust's Board of Trustees in September 2002, is the Chairman and Chief Executive Officer of Wackenhut Corrections. George R. Wackenhut was the former Chairman of Wackenhut Corrections, and Richard R. Wackenhut was a member of the Board of Directors of Wackenhut Corrections. George R. Wackenhut resigned as Chairman of Wackenhut Corrections, and Richard R. Wackenhut resigned as a member of the Board of Directors of Wackenhut Corrections in May 2002. In addition, Charles R. Jones, the President and Chief Executive Officer of the Trust, was previously employed by Wackenhut Corrections. Mr. Jones resigned his position with Wackenhut Corrections upon completion of the Offering in April of 1998.

INITIAL FACILITIES

The Trust and Wackenhut Corrections entered into a Purchase Agreement dated April 28, 1998 (the Purchase Agreement), pursuant to which the Trust acquired, directly or as assignee of Wackenhut Corrections' contract rights, eight correctional and detention facilities operated by Wackenhut Corrections (the Initial Facilities) for an aggregate cash purchase price of approximately $113.0 million.

RIGHT TO PURCHASE

The Trust and Wackenhut Corrections entered into a Right to Purchase Agreement dated April 28, 1998, pursuant to which the Trust has the right, during the 15 years following the consummation of the Offering (so long as there are any leases in force between the Trust and Wackenhut Corrections), to acquire and lease back to Wackenhut Corrections any correction or detention facility or facilities which Wackenhut Corrections acquires or has the right to acquire (the Future Facilities), subject to certain limited exceptions where Wackenhut Corrections is restricted from transferring ownership of a facility. Under the terms of the Right to Purchase Agreement, the Trust may purchase a particular Future Facility at any time during the earlier of (i) four years from the receipt of a certificate of occupancy for a Future Facility developed by Wackenhut Corrections or from the date of acquisition of a Future Facility acquired by Wackenhut Corrections, or (ii) six months after the Future Facility attains an occupancy level of 75% of the number of beds authorized under the certificate of occupancy for the Future Facility. The purchase price is to equal 105% (or such lower percentage as may be agreed to by Wackenhut Corrections) of the Total Facility Cost of such Future Facility. In the case of any Future Facilities acquired during the first five years of the Right to Purchase Agreement, the initial annual rental rate for such Future Facilities is to be the greater of (i) the fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections, and in the absence of such agreement, as determined by binding arbitration, or (ii) 9.5% of the purchase price of such Future Facility. For facilities acquired thereafter, the initial annual rental rate is to be the fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections, or in the absence of such agreement, as determined by binding arbitration.

Pursuant to the Trust's Bylaws, the Independent Committee, which consists of five independent Trustees from the Board of Trustees of the Trust, is required to approve the entering into or the consummation of any agreement or transaction with Wackenhut Corrections or its affiliates including, but not limited to enforcement and negotiation of the terms of any lease of any of the Trust's facilities.

LEASES

Concurrent with the Trust's acquisition of properties under these agreements with Wackenhut Corrections, the Trust leased such facilities to Wackenhut Corrections pursuant to leases with initial terms of ten years. Subject to certain limited exceptions, the term of each of the leases may be extended by Wackenhut Corrections for three additional five-year terms at a fair market rental rate as mutually agreed upon by the Trust and Wackenhut Corrections or, in the absence of such an agreement, as determined by binding arbitration. In addition, the term of any of the leases may be automatically extended upon expiration thereof on the same terms as provided in the leases (including the then applicable base rent and base rent escalation) if Wackenhut Corrections is obligated under an unexpired sublease with respect to such facility. Under the terms of the leases, Wackenhut Corrections has a right of first refusal on the proposed sale by the Trust of any of the facilities purchased by the Trust from Wackenhut Corrections. At December 31, 2002, the Trust leased eleven facilities to Wackenhut Corrections, which consisted of the eight Initial Facilities and three additional facilities acquired from Wackenhut Corrections since April 1998. The Trust received approximately $23.3 million from Wackenhut Corrections in rental payments during 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Trust during and with respect to fiscal year 2002, the Trust believes that all filings of SEC Forms 3, 4 and 5 have been made when due.

                                   PROPOSAL 2
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Although not required by the Bylaws, the Board of Trustees, following widely accepted corporate practice, asks shareholders to ratify the appointment of the firm of Ernst & Young LLP to be the independent certified public accountant of the Trust for the fiscal year 2003. If the shareholders do not ratify this appointment, the Trust's Audit Committee may reconsider its action appointing Ernst & Young LLP. Ernst & Young LLP has been the independent certified public accountant for the Trust since July 2002 and has advised the Trust that no partner or employee of Ernst & Young LLP has any direct financial interest or any material indirect interest in the Trust other than receiving payment for its services as independent certified public accountants.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions raised orally at the meeting.

AUDIT FEES

Ernst & Young LLP billed the Trust an aggregate of $58,274 for professional services for the audit of the Trust's financial statements for fiscal year 2002, and for the reviews of the financial statements included in the Trust's Forms 10-Q for the quarterly periods ended June 30, 2002 and September 30, 2002. The Trust's prior independent certified public accountants, Arthur Andersen LLP, billed the Trust $6,500 for the review of the Form 10-Q for the quarterly period ended March 31, 2002.

ALL OTHER FEES

Ernst & Young LLP and Arthur Andersen LLP did not provide the Trust with any financial information systems design and implementation services during fiscal year 2002. Ernst & Young LLP billed the Trust an aggregate of $7,000 during fiscal year 2002 for services, in addition to those audit fees described above, for tax return preparation and other professional services. Arthur Andersen LLP billed the Trust an aggregate of $48,355 during fiscal year 2002 for services, in addition to those audit fees described above, for tax return preparation and tax research services. The Audit Committee believes that the provision of these services to the Trust by Ernst & Young LLP and Arthur Andersen is and was compatible with maintenance of each of the firms' independence.

VOTE REQUIRED AND BOARD RECOMMENDATION

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required to ratify the appointment of the firm of Ernst & Young LLP to be independent certified public accountant of the Trust for the fiscal year 2003.

THE AUDIT COMMITTEE AND BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR APPROVAL OF PROPOSAL 2. PROXY CARDS PROPERLY EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                   ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS
                         AND PROPOSALS FOR NEW BUSINESS

In order for a shareholder proposal otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Trust's Proxy Statement for the 2004 Annual Meeting, the proposals must be received at the principal executive office of the Company, 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410, Attention: Secretary, on or before November 18, 2003.

In addition, the Trust's Bylaws currently provide that in order for a shareholder to nominate a candidate for election as a trustee or propose business at the 2004 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Trust's Proxy Statement, written notice of such nomination or business, as prescribed in the Bylaws, must be received by the Trust's Secretary between January 25, 2004 and February 24, 2004. For additional requirements, a shareholder should refer to the Bylaws, a copy of which may be obtained from the Trust's Secretary without charge and upon request. If the Trust does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting.

INDEPENDENT PUBLIC ACCOUNTANTS

On July 2, 2002, the Company dismissed Arthur Andersen LLP as its independent auditors and engaged Ernst & Young LLP as its new independent auditors. The change in auditors became effective on July 2, 2002. This decision was approved by the Company's Board of Trustees upon the recommendation of its Audit and Finance Committee.

During the two fiscal years of the Company ended December 31, 2001, and the subsequent interim period through July 2, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2001 or within the interim period through July 2, 2002.

The audit reports of Arthur Andersen on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years of the Company ended December 31, 2001, and the subsequent interim period through July 2, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

OTHER MATTERS

The Board of Trustees knows of no other matters to come before the Annual Meeting other than as set forth in the Notice of Annual Meeting and described in this Proxy Statement and other than matters incidental to the conduct of the meeting. HOWEVER, IF ANY OTHER MATTER PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PERSON OR PERSONS NAMED AS PROXIES INTEND TO VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR DISCRETION ON SUCH MATTERS.

                       BY ORDER OF THE BOARD OF TRUSTEES.

                               David J. Obernesser
                    Vice President, Chief Financial Officer,
                             Secretary and Treasurer
March 20, 2003

A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE WITHOUT CHARGE TO INTERESTED SHAREHOLDERS UPON WRITTEN REQUEST TO THE TRUST.

                                   APPENDIX 1

                          CORRECTIONAL PROPERTIES TRUST

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                             ADOPTED MARCH 13, 2003

PREFACE

Correctional Properties Trust (the Company) has previously established an Audit Committee (the Audit Committee) comprised of three independent members of its Board of Trustees. In accordance with the Rules of the New York Stock Exchange, the Audit Committee has prepared and presented this Amended and Restated Audit Committee Charter (the Charter), to the Board of Trustees of the Company (the Board) for approval by the Board. In connection with the preparation of this Charter, the members of the Audit Committee reviewed and discussed with management, outside auditors and legal counsel for the Company the role of the Audit Committee, the purposes to be served by this Charter and the issues addressed in the Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees (the Blue Ribbon Report) and the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations of the Securities and Exchange Commission (the "SEC") applicable to audit committees. The Audit Committee recognized in its deliberations and in the drafting of this Charter that the Company has one financial officer, no internal audit personnel and a business process associated with the acquisition and holding of real properties which are leased on a triple-net basis to tenants wholly responsible for the operation, maintenance and use of the properties.

In recognition of the limited scope of the Company's business operations, the Audit Committee has determined it can best achieve the purposes of the New York Stock Exchange Audit Committee Rules and effectively implement the insights summarized in the Blue Ribbon Report by organizing this Charter based upon the five Guiding Principles for Audit Committee Best Practices enumerated by the Blue Ribbon Committee in the Blue Ribbon Report as common sense fundamentals applicable to every corporation regardless of size or scope of operations. In lieu of enumerating as a part of this Charter the specific listing requirements of the New York Stock Exchange, the applicable provisions of the Act and the applicable rules and regulations of the SEC, this Charter obligates the Audit Committee and the Board to adhere to all laws, rules and regulations applicable to the Company. In keeping with this general obligation, each Audit Committee member is expected to become apprised of all new or amended laws, rules and regulations applicable to the Company and/or the Audit Committee by following the principles enumerated herein of regular and special communications with the Company's management and Chief Financial Officer, the Company's outside auditors and the Company's outside legal counsel.

GUIDING PRINCIPLE NUMBER ONE: THE AUDIT COMMITTEE'S KEY ROLE IN MONITORING THE OTHER COMPONENT PARTS OF THE AUDIT PROCESS.

GENERAL OVERSIGHT OF FINANCIAL REPORTING

The Audit Committee shall assure that direct communication between the Audit Committee and its Chairman with the Chief Financial Officer of the Company and with the outside auditors is available and is conducted on a regular basis. The Chief Financial Officer is the only financial and accounting officer of the Company and the Audit Committee shall periodically review, with the Chairman and Chief Executive Officer of the Company and with the outside auditors and outside legal counsel, the quality and effectiveness of the Company's internal controls and the adherence of the Chief Financial Officer and management to the internal controls.

The Audit Committee shall meet four times each year in conjunction with the regularly scheduled meetings of the Board and shall schedule a special meeting during the fourth quarter of each year to review all relevant year end issues with the Chief Financial Officer and outside auditors and to plan for year end financial reporting, the annual audit and preparation of the annual report of the Company. In addition, the Audit Committee or the Chairman of the Audit Committees shall also meet or communicate with the Chief Financial Officer or the outside auditors as and when necessary regarding any significant matter occurring between regularly scheduled meetings of the Audit Committee.

The Audit Committee shall review the Company's financial statements and financial reporting as follows:

  o Review and discuss with management and the outside auditors the audited financial statements and management's discussion and analysis of financial condition and results of operations ("MD&A") prior to the filing of the Company's Annual Report on Form 10-K and the dissemination of the Company's annual report. This review and discussion should include consideration of the quality of the Company's accounting policies and principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgment areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Audit Committee shall make a recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

  o Review and discuss with management and the outside auditors the quality and effectiveness of the Company's internal controls.

  o Review and discuss with management and the outside auditors the quarterly financial information and MD&A prior to the filing of the Company's Quarterly Reports on Form 10-Q.

  o The Chairman or the Audit Committee will review with management all earnings press releases prior to publication and dissemination.

REVIEW OF AUDIT COMMITTEE RESPONSIBILITIES AND CHARTER

The Audit Committee shall review with the Chief Financial Officer, outside auditors and outside legal counsel, at least once each year and otherwise as necessary, this Charter and all requirements of the New York Stock Exchange, the SEC and other laws and rules pertaining to the Audit Committee and this Charter. The review shall include recommendations to the Board of any prospective changes to this Charter or to the scope of the Audit Committee's activities deemed appropriate due to any changes in such requirements or the Company's Business Plan, operations or personnel.

COMPANY AND AUDIT COMMITTEE REPORTING

The management of the Company shall prepare, in consultation with outside auditors and outside legal counsel, and each member of the Audit Committee shall review and approve, prior to the filing thereof, the Audit Committee Report contemplated by the rules adopted by the SEC (17 CFR 229.306) and the disclosure relating to the Audit Committee to be included in each proxy statement to be filed by the Company. To preserve the safe harbors afforded by the rules of the SEC for the benefit of the Company and the members of the Audit Committee, it shall be the policy of the Company not to treat and to not request the treatment of such reported Audit Committee information as soliciting material and to not incorporate any such information by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended. The Audit Committee shall report to the Board all actions taken by the Audit Committee in accordance with this Charter and shall, from time to time, make recommendations to the Board as contemplated by this Charter.

CONTINUING REVIEW AND OVERSIGHT OF COMPANY RISKS AND EXPOSURES

The Audit Committee shall regularly review with the Chief Financial Officer, outside auditors and outside legal counsel, the laws, rules and regulations, including in particular any amendments thereto, pertaining to the Company and to the Audit Committee and any significant risks or exposures to the Company as a result thereof. The Audit Committee shall regularly review with management of the Company all special risks and exposures of the Company which arise from its operations and implementation of its Business Plan. The Audit Committee shall review with management of the Company and with the outside auditors all steps taken by the Company to minimize any such risks or exposures to the Company.

GUIDING PRINCIPLE NUMBER TWO: INDEPENDENT COMMUNICATION AND INFORMATION FLOW BETWEEN THE AUDIT COMMITTEE AND THE CHIEF FINANCIAL OFFICER.

The Audit Committee shall receive a report from the Chief Financial Officer on all financial accounting, reporting and compliance matters at each meeting of the Audit Committee. In recognition of the absence of internal audit personnel, the Audit Committee shall regularly review with the Chief Financial Officer the internal controls of the Company and shall separately review them with the Chairman and the Chief Executive Officer of the Company.

The Chairman of the Audit Committee shall ensure that the Chief Financial Officer meets with the Audit Committee or its Chairman outside the presence of other management of the Company on a quarterly basis and on any occasion requested by the Chief Financial Officer or any member of the Audit Committee. The Chief Financial Officer shall be charged with the responsibility to promptly report to the Audit Committee any matters which come to the Chief Financial Officer's attention which could have a meaningful effect on the Company's periodic or annual financial reports.

GUIDING PRINCIPLE NUMBER THREE: INDEPENDENT COMMUNICATION AND INFORMATION FLOW BETWEEN THE AUDIT COMMITTEE AND THE OUTSIDE AUDITORS.

RELATIONSHIP WITH THE OUTSIDE AUDITORS

The Audit Committee shall review the performance of the outside auditors and engage the outside auditors to audit the financial statements of the Company and, if appropriate, terminate that relationship. The Audit Committee shall also determine the compensation to be paid to the outside auditors. The Audit Committee shall oversee the outside auditors' relationship with the Company by discussing with the outside auditors the nature, scope and rigor of the audit process, receiving and reviewing audit reports and providing the auditors full access to the Committee (and the Board) to report on appropriate matters. The Audit Committee shall approve, in advance, all audit and allowable non-audit services to be provided to the Company by its outside auditors. In its performance of these responsibilities, prior approval of certain non-audit services is not required if: (i) such services involve no more than 5% of the revenues paid by the Company to the auditors during the fiscal year; (ii) such services were not identified by the Company to be non-audit services at the time of the engagement, and (iii) such services are approved by the Committee prior to completion of the audit for such fiscal year. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decision made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

INDEPENDENCE OF OUTSIDE AUDITORS

The Audit Committee shall confirm at least annually and at any time upon a request therefor by the Chief Financial Officer or any member of the Audit Committee, the independence of the outside auditors and shall receive from the outside auditors a written statement delineating all relationships between the outside auditor and the Company, all services performed for the Company by the firm of outside auditors during the period covered by the statement and the fees associated therewith, and a representation to the Company to the effect that the outside auditors are independent accountants with respect to the Company within the meaning of relevant rules and regulations applicable to the Company. The Audit Committee shall review the written statement of the outside auditors with the Chief Financial Officer and shall consider such statement and other information in connection with the delivery by the Audit Committee of a report to the Board as to the independence of the outside auditors.

COMMUNICATION WITH THE OUTSIDE AUDITORS

The Audit Committee shall receive a report from the outside auditors on all financial accounting, reporting and compliance matters at each meeting of the Audit Committee. The Chairman of the Audit Committee shall ensure that a representative of the outside auditors meets with the Audit Committee or its Chairman outside the presence of other management of the Company on a regular basis and on any occasion requested by the outside auditors or by any member of the Audit Committee. The Audit Committee shall periodically review with the outside auditors the quality and effectiveness of the Company's internal controls and the adherence of the Chief Financial Officer to the internal controls.

The outside auditors shall be charged with the responsibility to promptly report to the Audit Committee and the Board any matters which come to the attention of the outside auditors which could have a meaningful effect on the Company's periodic or annual financial reports. The outside auditors shall report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor, and other material written communications between the outside auditor and management including any management letter or schedule of unadjusted differences. The Audit Committee shall consult with the Chief Financial Officer and the outside auditors regarding the audit plan and the fees of the outside auditors for the annual audit.

REVIEW OF AUDIT RESULTS BY THE AUDIT COMMITTEE

Upon completion of the annual audit by the outside auditors, the Audit Committee shall review with the Chief Financial Officer and the outside auditors any significant findings and recommendations of the outside auditors, the audit results and all matters to be communicated to the Audit Committee under generally accepted auditing standards.

GUIDING PRINCIPLE NUMBER FOUR: CANDID DISCUSSIONS WITH MANAGEMENT AND OUTSIDE AUDITORS REGARDING ISSUES IMPLICATING JUDGMENT AND IMPACTING QUALITY.

The Audit Committee shall ensure that the Chief Financial Officer provides the Audit Committee with a summary of or information regarding any matters involving any significant changes to the financial statements and disclosure documents prior to the filing thereof, the emergence or elimination of high risk issues, any changes in accounting principles, financial reporting policies or accounting treatment for significant transactions and any significant variance between the Company budget and actual operations.

The Audit Committee shall discuss with the Chairman, the Chief Executive Officer, the Chief Financial Officer and the outside auditors any significant matter provided to or brought to the attention of the Audit Committee. Management of the Company shall ensure that all significant matters affecting the Company's financial reporting, internal controls and compliance are presented to the Audit Committee by the Chief Financial Officer. The Chairman and Chief Executive Officer of the Company and the Chairman of the Compensation Committee shall communicate to the Chairman of the Audit Committee any significant issues relating to the Chief Financial Officer or to the adherence to internal controls by the personnel of the Company at any time any such issue comes to their attention.

The Audit Committee has established a whistleblower complaint procedures policy for the Company which establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters in connection with the Company and the confidential, anonymous submission by officers and employees of the Company of concerns regarding questionable accounting or auditing matters in connection with the Company,

The Audit Committee has the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, to carry out its duties.

GUIDING PRINCIPLE NUMBER FIVE: DILIGENT AND KNOWLEDGEABLE AUDIT COMMITTEE MEMBERSHIP.

The Audit Committee shall be comprised of independent members of the Board who meet all of the membership requirements of the New York Stock Exchange, the SEC and the Act Audit Committee rules and regulations. Each member of the Audit Committee shall present to the Company appropriate information that evidences such member's satisfaction of these requirements. The Audit Committee shall request the outside auditors and outside legal counsel to periodically provide to the members of the Audit committee any information or educational materials believed to be helpful in carrying out the duties and responsibilities of a member of the Audit Committee. Management of the Company shall endeavor to inform the Audit Committee of all new matters that pertain to the responsibilities and role of members of the Audit Committee.

Please mark your vote as indicated in this example [X]

The Board of Trustees recommends a vote FOR each of the Nominees for Trustee and FOR Proposal 2.


                                          For        Against         Abstain
                                          [ ]          [ ]             [ ]

1. ELECTION OF CLASS II TRUSTEES:      2. To ratify the appointment of
                                          Ernst & Young LLP as the independent
Nominees:                                 certified public accountants of
1.  Clarence E. Anthony                   Correctional Properties Trust for
2.  Anthony P. Travisono                  the fiscal year 2003.
3.  George R. Wackenhut
                                       3. To vote and otherwise represent the
                                          undersigned upon such other business
VOTE FOR all          VOTE WITHHELD       as may properly come before the
nominees listed       as to all           meeting or any adjournment or
(except as marked     nominees.           postponement thereof in the
to the                                    discretion of the proxy holder.
the contrary).

  [ ]                     [ ]



INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

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Signature(s)_________________________________________________ Signature if held jointly___________________________ Dated: _______________, 2003 Please date and sign exactly as name appears below. Joint owners should each sign. Attorneys-in-fact, Executors, Administrators, Trustees, Guardians, or officers of a corporation or other entity should have full title. Please sign and return this Proxy in the accompanying addressed envelope.

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                              FOLD AND DETATCH HERE

                          CORRECTIONAL PROPERTIES TRUST
                          3300 PGA Boulevard Suite 750
                        Palm Beach Gardens, Florida 33410

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Correctional Properties Trust, a Maryland real estate investment trust (the Trust), hereby appoints Charles R. Jones and David
J. Obernesser, or either of them, as Proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Trust to be held at Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida, at 2:00 p.m. local time on April 24, 2003, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITILED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR TRUSTEE AND FOR PROPOSAL 2 AS DESCRIBED IN THE PROXY STATEMENT, AND IN THE DISCRETITION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON OTHER SIDE.)

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    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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                       DETACH HERE FROM PROXY VOTING CARD.